Investment Edge® 21.0

Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Issued through: Equitable America Variable Account No. 70A and Separate Account No. 70

Contract Classes: Investment Edge®, Investment Edge® Select, Investment Edge® ADV

Summary Prospectus for New Investors

May 1, 2026

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “Prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH161810. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

Investment Edge® 21.0 is a variable and index-linked individual and group flexible premium deferred annuity contract. This Summary Prospectus only describes Investment Edge®, Investment Edge® Select, and Investment Edge® ADV. The contracts provide for the accumulation of retirement savings and for income. The contracts offer death benefit protection as well. They also offer a number of payout options.

You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options, (ii) the Structured Investment Option (“SIO”) and (iii) the account for dollar cost averaging. The investment options are listed in Appendix “Investment Options available under the contract”. The SIO gives you the opportunity to earn interest that we will credit based, in part, on the performance of an external index over a set period of time, although you could also experience a negative return and a significant loss of principal and previously credited interest.

The Investment Edge® ADV series is available through advisors who charge an advisory fee for their services, and this fee is in addition to contract fees and expenses. If you elect to pay the advisory fee from your account value (using either the Advisory Fee Service or by taking withdrawals), then these deductions will reduce the account value, reduce the death benefit, and payments under an Income Edge payment program, will not receive index interest, and could reduce the Segment Investment by more than the amount of the deductions, and, over time, could result in a significant loss of principal and previously credited interest. NOTE: If you do not elect the Advisory Fee Service, withdrawals to pay advisory fees will also be subject to taxes and possible tax penalties. You should consider using a source other than the account value under the contract to pay advisory fees, if possible, to avoid these potential consequences, but if you do use your account value, you should elect the Advisory Fee Service.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The contract is a complex investment that involves risks, including potential loss of principal and previously credited interest. You should speak with a financial professional about the features, benefits, risks, and fees and whether the contract is appropriate for you based on your financial situation and objectives.

The extent of the downside protection at Segment maturity, also referred to as the Segment Buffer, varies by Segment, ranging from 0% to the first 40% of loss. There is a risk of a substantial loss of your principal and previously credited interest because you agree to absorb all losses to the extent they exceed the Segment Buffer at Segment maturity. You could lose as much as 60% (for Segments with a -40% Segment Buffer) to 90% (for Segments with a -10% Segment Buffer) to 100% (for Growth Multiplier Segments with a 0% Segment Buffer) of your principal and previously credited interest due to negative index performance at Segment maturity, depending on the Segment Buffer applicable to the Segment in which you invest. The cumulative loss over the life of the contract could be much greater. Growth Multiplier Segments do not have any protection against negative index performance because the Segment Buffer is zero. With a 0% Segment Buffer there is no protection from negative index performance and you could lose up to 100% of principal and previously credited interest. We may change the Indices and/or Segment Options in the future, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. If we only offer one Segment Option, you will be limited to investing in only one Segment Option with terms that may not be acceptable to you and other investment options where performance is not based on the performance of an index and that do not offer any protection from investment loss. If you are not happy with the limited investment options and choose to surrender the contract you will be subject to the Segment Interim Value adjustment, federal and state taxes, and penalties, purchasing a new contract with a new withdrawal charge period, different investment options, benefits, fees, and risks.

The Performance Cap Rates we set will limit the amount you can earn on a Segment. Our minimum Performance Cap Rate for 5 year Segment Types is 10% (2% for 1 year Segments). We will not open a Segment with a Performance Cap Rate below the applicable minimum Performance Cap Rate.

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, Segment Interim Value adjustments, taxes, and tax penalties. This contract permits ongoing withdrawals (including systematic withdrawals, required minimum distributions, and withdrawals to pay advisory fees under a Series ADV contract) from the Segments prior to the end of the term. These ongoing deductions could have adverse effects of values under the contract and if an investor intends to elect such ongoing withdrawals, they should consult with their financial professional about the appropriateness of the contract for them. Withdrawals, because of the Segment Interim Value Calculation could significantly reduce contract values and by substantially more than the actual amount of the deduction. Because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios as a result of withdrawals, even for Segments with a Segment Buffer. Any transaction that causes account value to leave a Segment between the Segment Start Date and the Segment Maturity Date will result in a Segment Interim Value calculation. Such transactions include (1) taking a withdrawal (including a systematic withdrawal and/or required minimum distribution); (2) transferring account value to a different investment option; (3) deducting account value to pay fees, including advisory fees; (4) surrendering or annuitizing your contract; (5) payment of a death claim; and (6) canceling your contract and returning it to us for a refund within your state’s “free look” period.

The Contract Fee will reduce your Segment Rate of Return and a negative return will be more negative. We apply the Contract Fee after applying the Performance Cap Rate and Segment Buffer.

All guarantees are subject to the Company’s financial strength and claims paying ability.

You may cancel your contract within 10 days of receiving it without paying fees or penalties although if you are invested in the SIO the Segment Interim Value will apply. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total account value. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have the Return of Premium death benefit and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract you may no longer be able to fund your benefit. This means that you may no longer be able to increase your benefit base through contributions.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios and the Segments of the SIO during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios or Segments.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	variable investment options;

•	Segments of the SIO which are index-linked investment options;

•	the Segment Type Holding Accounts; and

•	the account for dollar cost averaging.

The Segments of the SIO give you the opportunity to earn interest, which may be positive or negative, that we will credit at Segment maturity based, in part, on the performance of an external index at the end of a set period of time. You could experience a significant loss of principal and previously credited interest if the index declines in value. We calculate the Segment Return Amount on the Segment Maturity Date based on the change in index performance from the Segment Start Date to the Segment Maturity Date, and this Segment Rate of Return could be positive, zero, or negative. Each Segment, except Growth Multiplier, uses a Performance Cap Rate to limit upside performance and a Segment Buffer to limit downside performance.

For all Segment Types other than Growth Multiplier, the SIO provides some protection against negative returns on the Segment Maturity Date through the use of a Segment Buffer. The extent of the downside protection provided by the Segment Buffer varies by Segment, ranging from the first 10% to 40% of loss. The Segment Buffer is the maximum amount of negative interest we will assume. We will credit any additional negative interest in excess of the Segment Buffer. You could lose as much as 60% (for Segments with a -40% Segment Buffer) to 90% (for Segments with a -10% Segment Buffer) to 100% (for Growth Multiplier Segments with a 0% Segment Buffer) of your principal and previously credited interest due to negative index performance at Segment maturity, depending on the Segment Buffer applicable to the Segment in which you invest. The cumulative loss over the life of the contract could be much greater. There is a risk of a substantial loss of your principal and previously credited interest if the index declines because you agree to absorb all losses to the extent they exceed the applicable Segment Buffer. For example, if the Index return is -25% and the Segment Buffer is -10%, we will credit -15% (the amount that exceeds the Segment Buffer) on the Segment Maturity Date, assuming there are no fees or charges assessed, meaning your Segment Investment will decrease by 15%. We may change the Indices and/or Segment Options in the future, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss.

The SIO may limit your participation in positive returns on the Segment Maturity Date through the use of Performance Cap Rates.

•	The Performance Cap Rate is the highest return that you could be credited for positive index performance. For example, if the Index return is 12% and the Performance Cap Rate is 4%, we will credit 4% in interest on the Segment Maturity Date, assuming there are no fees or charges assessed, meaning your Segment Investment will increase by 4%.

Our minimum Performance Cap Rate for 5 year Segment Types is 10% (2% for 1 year Segments). We will not open a Segment with a Performance Cap Rate below the applicable minimum Performance Cap Rate. In some cases, we may decide not to declare a Performance Cap Rate for a Segment, in which case there is no maximum Segment Rate of Return for that Segment. When this happens, the Segment is referred to as uncapped. Growth Multiplier Segments do not have a Performance Cap Rate.

Please note that the Performance Cap Rate and Segment Rate of Return are cumulative rates of return from the Segment Start Date to the Segment Maturity Date, NOT annual rates. The Performance Cap Rate is set at our sole discretion.

For additional information about each investment option and available Segments of the SIO, see Appendix “Investment Options available under the contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including death benefits, terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection, and offers various payout options.

Contract Classes

You can purchase one of three contract classes that have different ongoing fees and withdrawal charges. For example, the contract offers Investment Edge® with a 6 year withdrawal charge period and a 1.00% contract fee, Investment Edge® Select with no withdrawal charge and a 1.25% contract fee, and Investment Edge® ADV with no withdrawal charge and no contract fee.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to your account value. For an additional fee, you can purchase the Return of Premium death benefit that provides a different minimum payment guarantee.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer two rebalancing programs that you can use to automatically reallocate your account value among your variable investment options. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals (including systematic withdrawals, required minimum distributions, and withdrawals to pay advisory fees under a Series ADV contract) will reduce your account value, be subject to the Segment Interim Value calculation, and may be subject to withdrawal charges and income taxes, as well as a possible tax penalty if you are younger than 59 1⁄2. Withdrawals will also generally reduce your guaranteed benefits, and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Income Edge Payment Program

You can elect an Income Edge payment program version, which will pay out your entire account value via scheduled payments over a set period of time, with a portion of each payment being a return of your cost basis in the contract and thus excludable from taxes. The Income Edge payment program versions are not available for contracts with applications signed on or after August 19, 2024.

Advisory Fees

Series ADV contracts are only available through advisors who charge an advisory fee for their services, and this fee is in addition to contract fees and expenses. If you elect to pay the advisory fee from your account value (using either the Advisory Fee Service or by taking withdrawals), then these deductions will reduce the account value and death benefit, will not receive index interest, and could reduce the Segment Investment by more than the amount of the deductions, and, over time, could result in a significant loss of principal and previously credited interest. NOTE: If you do not elect the Advisory Fee Service, withdrawals to pay advisory fees will also be subject to taxes and possible tax penalties. You should consider using a source other than the account value under the contract to pay advisory fees, if possible, to avoid these potential consequences, but if you do use your account value, you should elect the Advisory Fee Service. See “Paying Advisory Fees using Account Value” in “Accessing your money” and “Fee-based expenses” in “Charges, expenses, and adjustments” in the Prospectus for more information about advisory fees and expenses under fee based programs.

Contract Adjustments

We use the Segment Interim Values for your Segments of the SIO if you remove any amount from a Segment on any date prior to the Segment Maturity Date. This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until maturity and, as a result, the amount paid upon death, surrender or free look prior to the Segment Maturity Date may also be less. You could lose a significant amount of money due to the use of the Segment Interim Values.

The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would generally be lower the earlier a withdrawal, transfer or surrender is made during a Segment. Also, for all contracts using a Performance Cap Rate limiting factor, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal, transfer or surrender. A partial withdrawal or transfer out of a Segment will reduce the Segment Investment and such reduction may be greater than the dollar amount of the withdrawal or transfer. These withdrawals may also be subject to withdrawal charges, taxes, and possible tax consequences.

Fee based programs

You may purchase an Investment Edge® ADV contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary we approve. If you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit, the Return of Premium death benefit, and payments under the Income Edge payment program, and may also be subject to federal and state income taxes and a 10% federal penalty tax.

Important Information You Should Consider About The Contract

FEES, EXPENSES AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Withdrawal Charges

Each series of the contract provides for different withdrawal charge periods and percentages.

Investment Edge® — If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from an Investment Edge® contract within 5 years following your last contribution, you will be assessed a withdrawal charge of up to 6% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $6,000 on a $100,000 investment. This loss will be greater if there is a negative Segment Interim Value adjustment for amounts withdrawn from the Segments of the SIO, and/or if you have to pay taxes or tax penalties.

Investment Edge® Select — No withdrawal charge.

Investment Edge® ADV — No withdrawal charge.

Segment Interim Value

There is a Segment Interim Value adjustment for amounts removed from a Segment of the SIO before Segment maturity and because the end-of-term downside protection provided by a Segment Buffer does not apply to the Segment Interim Value, it is theoretically possible that you could lose up to 100% of your investment and previously credited interest in certain extreme scenarios even for Segments with a Segment Buffer. For example, if you allocate $100,000 to a 5-year Segment and later withdraw the entire amount before the 5 years have ended, you could lose up to $100,000 of your investment. This loss may be greater if you also have to pay a withdrawal charge under an Investment Edge® contract, and/or if you have to pay taxes or tax penalties. Prior to the Segment Maturity Date, the following transactions trigger the Segment Interim Value calculation: (1) the receipt of an in good order death claim by your beneficiary; (2) a withdrawal (including a systematic withdrawal, a required minimum distribution, a withdrawal to pay advisory fees under an Investment Edge® ADV contract and a free withdrawal under an Investment Edge® Select contract); (3) a transfer; (4) if you surrender or annuitize your contract; or (5) if you cancel your contract and return it to us for a refund within your state’s “free look” period.

For additional information about charges and adjustments for surrenders and early withdrawals see “Withdrawal charge” and “Adjustments with respect to early distributions from Segments” in “Charges, expenses, and adjustments” in the Prospectus.

Are There Transaction Charges?

Yes. In addition to withdrawal charges and the Segment Interim Value, you may also be charged for other transactions, including special requests such as wire transfers, express mail, duplicate contracts, preparing checks, third-party transfers or exchanges; or when you transfer between investment options in excess of a certain number.

For additional information about transaction charges see “Charges that the Company deducts” in “Charges, expenses, and adjustments” in the Prospectus.

Are There Ongoing Fees and Expenses?

Yes. Each series of the contract provides for different ongoing fees and expenses.

The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. For Investment Edge® ADV contracts, the fees and expenses in the table below do not reflect any advisory fees paid to financial intermediaries from the account value or other assets of the owner; if such fees were reflected the below fees and charges would be higher. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. There is an implicit ongoing fee associated with Segments because the amount you can earn on a Segment is limited by us by the Segment’s Performance Cap Rate. The Performance Cap Rate may cause your returns under the Segment to be lower than the Index’s returns. In return for accepting this limit on Index gains, you receive some protection from Index losses through the Segment Buffer. The implicit ongoing fee from the Performance Cap Rate is not reflected in the tables below.

Annual Fee	Minimum	Maximum
Base Contract (varies by contract series)(1)	0.00%	1.25%
Portfolio Company fees and expenses(2)	0.54%	3.48%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.30%	0.50%

(1) Expressed as an annual percent of daily net assets in the variable investment options and as a percentage of the rate of return for Segments in the SIO.

(2) Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2025 and could change from year to year.

(3) Expressed as an annual percentage of the applicable benefit base.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges and negative Segment Interim Value adjustments that substantially increase costs.

Lowest Annual Cost $527	Highest Annual Cost $4,148

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of contract series and Portfolio fees and expenses

•

No optional benefits

•

No sales charges or advisory fees

•

No additional contributions, transfers or withdrawals

•

No contract adjustments

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of contract series (Investment Edge® Select), optional benefits (Return of Premium death benefit) and Portfolio fees and expenses

•

No sales charges or advisory fees

•

No additional contributions, transfers or withdrawals

•

No contract adjustments

For additional information about ongoing fees and expenses see “Fee Table” in the Prospectus.

RISKS
Is There a Risk of Loss from Poor Performance?

Yes. The contract is subject to the risk of loss. You could lose some or all of your account value depending on the investment options you choose.

The return on the Segments of the SIO may be negative and there is a risk of substantial loss of your principal and previously credited interest due to negative index performance because you agree to absorb all losses to the extent they exceed the Segment Buffer. You could lose as much as 60% (for Segments with a -40% Segment Buffer) to 90% (for Segments with a -10% Segment Buffer) to 100% (for Growth Multiplier Segments with a 0% Segment Buffer) of your principal and previously credited interest due to negative index performance on the Segment Maturity Date. We may change the Indices and/or Segment Options in the future, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss.

For additional information about the risk of loss see “Principal risks of investing in the contract” in the Prospectus.

Is this a Short-Term Investment?	No. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties. Amounts removed from a Segment of the SIO prior to the Segment Maturity Date may result in a negative Segment Interim Value adjustment, which could reduce the Segment Investment and death benefit by significantly more than the amount withdrawn.

Contract value in a Segment will be reallocated at Segment Maturity according to your instructions. If you have not provided us with maturity instructions for a maturing Segment, the Segment Maturity Value will be transferred to the Segment Type Holding Account for the same Segment Type as the maturing Segment. Your Segment Maturity Value would then be transferred from that Segment Type Holding Account into the next Segment of that Segment Type on the Segment Start Date. If the next Segment to be created would not meet the Segment Maturity Date Requirement or the Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the EQ/Money Market variable investment option. If you are impacted by these delays, you may transfer your Segment Maturity Value into another Segment Type Holding Account or into any other investment options available under your contract at any time before the next month’s Segment Start Date.

For additional information about the investment profile of the contract see “Fee Table” in the Prospectus.

What Are the Risks Associated with the Investment Options?

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., the Portfolios) and the SIO (e.g., the reference Indices). Each investment option available under the contract has its own unique risks. You should review the Portfolios and the Segments of the SIO available under the contract before making an investment decision.

The Performance Cap Rate of a Segment may limit your participation in positive returns on the Segment Maturity Date. For example, if the Index return is 12% and the Performance Cap Rate is 4%, we will credit 4% in interest on the Segment Maturity Date, assuming there are no fees or charges assessed, meaning your Segment Investment will increase by 4%. The Performance Cap Rate may cause your returns under the Segment to be lower than the Index’s returns.

The Segment Buffer of a Segment provides some protection against negative returns on the Segment Maturity Date. The Segment Buffer is the maximum amount of negative interest we will assume and we will credit any negative interest in excess of the Segment Buffer, which means you bear all loss that exceeds the Segment Buffer. For example, if the Index return is -25% and the Segment Buffer is -10%, we will credit -15% (the amount that exceeds the Segment Buffer) on the Segment Maturity Date, assuming there are no fees or charges assessed, meaning your Segment Investment will decrease by 15%.

All of the Indices we currently offer are “price return” indices, not “total return” indices, and therefore the performance of any Index does not reflect dividends paid on the securities included in the Index. This reduces the Index return, and the Index will underperform a direct investment in the securities composing the Index.

For additional information about the risks associated with investment options see ”Structured Investment Option”, “Variable investment options” and “Portfolios of the Trusts” in “Purchasing the contract”, as well as, “Principal risks of investing in the contract” and Appendix “Investment Options available under the contract” in the Prospectus.

What Are the Risks Related to the Insurance Company?

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value. The general obligations, including the SIO and the death benefits, under the contract are supported by our general account and are subject to our claims-paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at https://equitable.com/about-us/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the Prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?

Yes. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the investment options and to limit the number of investment options which you may select. Such rights include, among others, removing or substituting the Portfolios, combining any two or more investment options and transferring account value from any investment option to another investment option.

You will not be permitted to invest in a Segment if the Segment Maturity Date is later than your contract maturity date. The maximum current number of active variable investment options (including variable investment options with an allocation on file), Segments, and funded holding accounts that may be active in your contract at any time is 88.

We reserve the right to offer any or all Segment Types more or less frequently or to stop offering any or all of them temporarily for some or all contracts. If we stop offering these options, you will be limited to investing in the other investment options described in this Prospectus.

We may offer new Segment Types in the future, and we may change the features of a Segment Type between Segments, including the Index, the Segment Buffer, and the Performance Cap Rate (subject to the minimum rates disclosed herein).

We have the right to substitute an alternative Index prior to the Segment Maturity Date if the publication of one or more Indices is discontinued, or if we no longer have a license agreement with the publishers of the Index, or at our sole discretion we determine that our use of such Indices should be discontinued because hedging instruments become difficult to acquire or the cost of hedging becomes excessive, or if the calculation of one or more of the Indices is substantially changed. In addition, we reserve the right to use any or all reasonable methods to end any outstanding Segments that use such Indices. We also have the right to add additional Indices under the contract at any time.

We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We reserve the right to discontinue the acceptance of, and/or place additional limitations on, contributions into certain investment options, including any or all of the Segments comprising the Structured Investment Option. If we exercise this right, your ability to invest in your contract, increase your account value and, consequently, increase your death or living benefits under the contract, if elected, will be limited. However, subject to any limitations under your variable annuity contract, you could continue to invest in your contract through other available investment options.

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer.

For additional information about restrictions on the investment options, see “Transfer charge” in “Charges, expenses, and adjustments”, “The Separate Account” in “More Information”, and “Portfolios of the Trusts” and “Structured Investment Option” in “Purchasing the contract” in the Prospectus.

Are There any Restrictions on Contract Benefits?

Yes. At any time, we have the right to limit or terminate your ability to contribute to any of the investment options. If you have one or more guaranteed benefits like the Return of Premium Death Benefit or Income Edge payment program and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your guaranteed benefit(s).

If you elect the Return of Premium death benefit you generally cannot make additional contributions to your contract once you reach age 76.

Withdrawals, including withdrawals to pay advisory fees, that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

If you purchase an Investment Edge® ADV contract and you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit, the Return of Premium death benefit, and payments under the Income Edge payment program, and may also be subject to federal and state income taxes and a 10% federal penalty tax. See “Fee based programs” in “Purchasing the contract” in the Prospectus.

For additional information about the optional benefits see “How you can purchase and contribute to your contract” in “Purchasing the contract” and “Benefits available under the contract” in the Prospectus.

TAXES
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the Prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the Prospectus.

Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, as well as any fees or penalties to terminate your existing contract, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges, expenses, and adjustments” in the Prospectus.

Benefits Available Under the Contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Standard Death Benefit	Guarantees beneficiaries will receive a benefit equal to your account value.	Standard	No Additional Charge		• Available only at contract purchase

Return of Premium Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Optional	0.50%(1)	0.30%(1)

•

Available only at contract purchase

•

Available only to contract holder age 75 or younger

•

Withdrawals, including the withdrawal of advisory fees, could significantly reduce or terminate the benefit

•

Generally no contributions once reach age 76

•

If elected, you will not get the Standard Death Benefit

(1)	Expressed as an annual percentage of the benefit base.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Rebalancing	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Must rebalance 100% of account value

Dollar Cost Averaging	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		• $5,000 minimum to begin program

Income Edge Payment Program(1)	Pay out entire account value via scheduled payments over a set period of time, with a portion of each payment being a return of your cost basis in the contract and thus excludable from taxes.	Optional	No Charge

•

Not available with Return of Premium Death Benefit

•

NQ contracts only

•

Age and account value requirements may apply

•

Adverse tax consequences if surrender contract after payments start

•

Withdrawals, including payment of advisor fees, could significantly reduce or terminate the benefit

(1)	The Income Edge payment program versions are not available for contracts with applications signed on or after August 19, 2024.

Buying the Contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply.

Maximum issue age

The maximum issue age for non-qualified, IRA and qualified plan contracts is 85. The maximum issue age for inherited IRA beneficiary continuation contracts is 75.

Minimum initial and subsequent contribution amounts

The minimum initial contribution is generally $10,000 for Investment Edge® contracts and $25,000 for Investment Edge® Select and Investment Edge® ADV contracts. Each subsequent contribution generally must be at least $500 (except for certain IRAs—$50 for Traditional and Roth IRAs and $1,000 for an Inherited IRA), unless you enroll in the automatic investment program.

Limitations on contributions to the contract

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. This means that if you have one or more guaranteed benefits like the Return of Premium death benefit or Income Edge payment program and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract you may no longer be able to fund the guaranteed benefit(s).

When initial and subsequent contributions are credited

Initial Contribution

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

Subsequent Contributions

If we receive a subsequent contribution before the close of the NYSE (typically 4:00 pm eastern), we will credit that contribution that day. If we receive your subsequent contribution after the close of the NYSE, your contribution will be applied the next business day.

There are different policies and restrictions regarding contributions to Segments of the SIO.

Additional limitations on contributions to the contract

Additional limitations on contributions and the source of contributions apply based on the type of contract, such as non-qualified or particular types of IRAs. Please see the tables in the “Rules regarding contributions to your contract” appendix to the Prospectus for detailed information. You can obtain the Prospectus by calling the number or accessing the website noted on the first page of this summary.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

You have several ways to access your account value before annuity payments begin. You may take partial withdrawals from your contract at any time or, depending on your specific situation, set up an automatic payment plan, a systematic withdrawal plan, a substantially equal withdrawals plan, Income Edge payment program or a lifetime RMD payments plan. You may also surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while an annuitant is living) and before you begin to receive annuity payments. If we receive a withdrawal or surrender request in good order before the close of the NYSE (typically 4:00 pm eastern), we will process the request that day. If we receive the request after the close of the NYSE, we will process the request on the next business day. We will generally send you the full requested withdrawal amount and deduct any applicable withdrawal charges from account value unless your request otherwise.

Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1⁄2. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any guaranteed benefits. Surrenders also may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1⁄2.

Please see “Accessing your money” in the Prospectus for more information on the ways you may withdraw your account value.

If you own an Investment Edge® ADV contract and elect to pay advisory fees from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit, the Return of Premium death benefit, and payments under the Income Edge payment program, and may also be subject to federal and state income taxes and a 10% federal penalty tax.

There are different policies, restrictions and adjustments regarding withdrawals from Segments of the SIO.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in good order. These transactions may include applying proceeds to a payout annuity, transfers payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value.

Additional Information About Fees

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, surrendering or making withdrawals from an investment option or from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any advisory fees paid to a financial intermediary from the contract or other assets of the owner and if such charges were reflected such fees and expenses would be higher.

The first table describes fees and expenses that you will pay at the time that you buy the contract, surrender the contract or if you make certain withdrawals from an investment option or from the contract, transfer account value between investment options, or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses

	Investment Edge®	Investment Edge® Select	Investment Edge® ADV
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None	None	None
Withdrawal Charge (as a percentage of contributions withdrawn)	6.00%(1)	None	None
Transfer Fee(2)	$35	$35	$35
Third Party Transfer or Exchange Fee(3)	$125	$125	$125
Special Service Charges(4)	$90	$90	$90

(1)

For Investment Edge® only, the charge percentage we use is determined by the number of years since receipt of the contribution to which the charge relates if you make a withdrawal, surrender your contract to receive its cash value, or, if offered, surrender your contract to apply your cash value to a non-life contingent annuity payment option.

Charge as a % of contribution for each year following contribution
	1	2	3	4	5	6+
Investment Edge®	6%	6%	5%	4%	3%	0%

(2)

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See “Transfer charge” under “Charges that the Company deducts” in “Charges, expenses, and adjustments” in the Prospectus.

(3)

Currently, we do not charge for third party transfers or exchanges. However, we reserve the right to discontinue this waiver at any time, with or without notice. The maximum third party transfer or exchange fee is $125. The current charge (which, as described above is waived) is $65. This charge will never exceed 2% of the amount disbursed or transferred. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

(4)

Special service charges include (1) express mail charge; (2) wire transfer charge; (3) duplicate contract charge; (4) check preparation charge (the sum of this charge will never exceed 2% of the amount distributed); and (5) Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement Charge. The current maximum charge for each service is $90. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the account value is removed from an investment option or from the contract before the expiration of a specified period.

Adjustments
	Investment Edge®	Investment Edge® Select	Investment Edge® ADV

SIO Segment Maximum Potential Loss Due to Segment Interim Value adjustment (as a percentage of account value invested in the Segment on the Segment Start Date)(1)	100%	100%	100%

(1)

The actual amount of the Segment Interim Value calculation is determined by a formula that depends on, among other things, the Segment Option, Segment Buffer and how the Index has performed since the Segment Start Date. The maximum loss would occur if there is a total distribution for a Growth Multiplier Segment at a time when the Index price has declined to zero. If you surrender or cancel your variable annuity contract, die, transfer or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer, if any, will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance may be limited to a percentage lower than the Performance Cap Rate. See “Structured Investment Option” in the Prospectus for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
	Investment Edge®	Investment Edge® Select	Investment Edge® ADV
Contract Maintenance Fee(1)	$50(1)	$50(1)	None
Base Contract Expenses (as a percentage of daily net assets in the variable investment options and as a percentage of the rate of return for Segments of the SIO)(2)	1.00%	1.25%	None
Optional Benefits Expenses (as a percentage of the benefit base)(3)(4)

Return of Premium death benefit charge	0.50%(5)	0.50%(5)	0.50%(5)

(1)

Beginning with your first contract date anniversary, we will deduct this charge on any contract date anniversary on which your account value is less than $50,000. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. Otherwise, we will deduct the full charge. This charge will no longer apply to NQ contracts following election of an Income Edge payment program, even if your account value falls below $50,000.

(2)

The Contract Fee percentage reduces the Segment Rate of Return. If the contract is surrendered or annuitized, a withdrawal or transfer out is taken, or a death benefit is paid, on any date other than the Segment Maturity Date, we will deduct a pro rata portion of the charge from each Segment as part of the Segment Interim Value calculation.

(3)	The benefit base is equal to your initial contribution to the contract less any withdrawals you made from the contract.

(4)

If on any date other than the contract date anniversary your contract is surrendered or annuitized, an Income Edge payment program is elected and become effective, a death benefit is paid, or the Return of Premium death benefit is otherwise terminated, we will deduct a pro rata portion of the charge from your account value.

(5)	The current charge is 0.30%.

In addition to the fees described above, we limit the amount you can earn on the Segments. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolios available under the contract, including their annual expenses, may be found at the back of this document. See Appendix “Investment Options available under the contract.”

Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)(*)	0.54%	3.48%

Annual Portfolio Expenses after Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)(*)	0.53%	3.29%

(*)

“Annual Portfolio Expenses” are based, in part, on estimated amounts of such expenses. The expenses listed are for the year ended December 31, 2025. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2027 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2027. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios.

Examples

These Examples are intended to help you compare the cost of investing in the variable investment options with the cost of investing in other annuity contracts that offer variable investment options. These costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

These Examples assume all account value is allocated to the variable investment options. The Examples do not reflect the Segment Interim Value adjustment for the Segments of the SIO. Your costs could differ from those shown below if you invest in the Segments.

These Examples do not reflect any advisory fees paid to a financial intermediary from the contract or other assets of the owner and if such charges were reflected the costs would be higher.

These Examples assume that you invest $100,000 in the variable investment options for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Portfolio expenses and benefits available for an additional charge (the Return of Premium death benefit (at its maximum charge)).

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
InvestmentEdge®	$11,205	$20,585	$28,925	$51,606	$5,205	$15,585	$25,925	$51,606
InvestmentEdge® Select	$5,467	$16,330	$27,101	$53,622	$5,467	$16,330	$27,101	$53,622
InvestmentEdge® ADV	$4,161	$12,587	$21,156	$43,214	$4,161	$12,587	$21,156	$43,214

Variable Investment Options

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH161810. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Specialty	1290 VT Convertible Securities — Equitable Investment Management Group, LLC (“EIMG”); SSGA Funds Management, Inc.	0.90%	^	15.79%	2.91%	8.89%
Fixed Income	1290 VT DoubleLine Opportunistic Bond — EIMG; DoubleLine Capital LP	0.91%	^	7.25%	0.27%	2.12%
Equity	1290 VT Equity Income — EIMG; Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%	^	13.04%	11.25%	8.85%
Specialty	1290 VT GAMCO Mergers & Acquisitions — EIMG; GAMCO Asset Management, Inc.	1.29%	^	15.91%	7.70%	5.38%
Equity	1290 VT GAMCO Small Company Value — EIMG; GAMCO Asset Management, Inc.	1.05%		12.82%	11.24%	10.77%
Fixed Income	1290 VT High Yield Bond — EIMG; AXA Investment Managers US Inc., Post Advisory Group, LLC	1.02%	^	7.54%	3.92%	5.41%
Equity	1290 VT Micro Cap — EIMG; BlackRock Investment Management, LLC, Lord, Abbett & Co. LLC	1.15%	^	16.42%	4.31%	12.26%
Specialty	1290 VT Multi-Alternative Strategies — EIMG	1.53%	^	13.40%	3.50%	—
Specialty	1290 VT Natural Resources — EIMG; AllianceBernstein L.P.	0.90%	^	28.04%	16.06%	9.42%
Specialty	1290 VT Real Estate — EIMG; AllianceBernstein L.P.	0.90%	^	9.67%	2.69%	3.28%
Equity	1290 VT Small Cap Value — EIMG; BlackRock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.23%	^	6.11%	13.44%	11.19%
Equity	1290 VT SmartBeta Equity ESG — EIMG; AXA Investment Managers US Inc.	1.10%		13.95%	10.21%	10.74%
Equity	1290 VT Socially Responsible — EIMG; BlackRock Investment Management, LLC	0.90%		17.23%	13.04%	13.83%
Equity	EQ/500 Managed Volatility† — EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.80%		13.33%	12.43%	13.15%
Asset Allocation	EQ/AB Dynamic Moderate GrowthΔ — EIMG; AllianceBernstein L.P.	1.13%		13.46%	6.31%	6.12%
Fixed Income	EQ/AB Short Duration Government Bond — EIMG; AllianceBernstein L.P.	0.77%	^	4.17%	2.11%	1.56%
Equity	EQ/AB Small Cap Growth — EIMG; AllianceBernstein L.P.	0.92%		9.21%	3.43%	10.10%
Asset Allocation	EQ/Aggressive Allocation† — EIMG	1.15%		12.97%	7.79%	9.47%
Asset Allocation	EQ/All Asset Growth Allocation — EIMG	1.25%	^	17.18%	7.12%	8.28%
Equity	EQ/American Century Mid Cap Value — EIMG; American Century Investment Management, Inc.	1.00%	^	8.72%	8.64%	—
Asset Allocation	EQ/American Century Moderate Growth AllocationΔ — EIMG; American Century Investment Management, Inc.	1.15%	^	12.37%	5.35%	—
Equity	EQ/ClearBridge Large Cap Growth ESG — EIMG; ClearBridge Investments, LLC	1.00%	^	7.69%	10.47%	13.63%
Equity	EQ/ClearBridge Select Equity Managed Volatility† — EIMG; BlackRock Investment Management, LLC, ClearBridge Investments, LLC	1.06%	^	7.66%	8.42%	12.21%
Equity	EQ/Common Stock Index — EIMG; AllianceBernstein L.P.	0.67%	^	16.28%	12.50%	13.55%
Asset Allocation	EQ/Conservative Allocation† — EIMG	1.00%	^	7.48%	1.74%	3.11%
Asset Allocation	EQ/Conservative Growth Strategy†(2) — EIMG	0.97%		9.32%	3.76%	5.10%
Fixed Income	EQ/Core Bond Index(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	6.43%	0.35%	1.70%
Fixed Income	EQ/Core Plus Bond — EIMG; Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.93%	^	8.58%	-0.68%	2.17%
Equity	EQ/Emerging Markets Equity PLUS — EIMG; AllianceBernstein L.P., EARNEST Partners, LLC	1.20%	^	33.46%	4.64%	7.73%

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	EQ/Equity 500 Index — EIMG; AllianceBernstein L.P.	0.53%	^	17.23%	13.79%	14.15%
Equity	EQ/Fidelity Institutional AM® Large Cap — EIMG; FIAM LLC	0.87%	^	18.34%	13.86%	—
Equity	EQ/Franklin Rising Dividends — EIMG; Franklin Advisers, Inc.	0.87%	^	11.84%	9.50%	—
Asset Allocation	EQ/Goldman Sachs Growth AllocationΔ — EIMG; Goldman Sachs Asset Management L.P.	1.15%	^	12.09%	7.29%	—
Equity	EQ/Goldman Sachs Mid Cap Value — EIMG; Goldman Sachs Asset Management L.P.	1.09%	^	9.22%	9.66%	—
Asset Allocation	EQ/Goldman Sachs Moderate Growth AllocationΔ — EIMG; Goldman Sachs Asset Management L.P.	1.15%	^	10.02%	5.02%	5.76%
Fixed Income	EQ/Intermediate Corporate Bond — EIMG; AllianceBernstein L.P.	0.64%	^	9.06%	—	—
Fixed Income	EQ/Intermediate Government Bond(1) — EIMG; SSGA Funds Management, Inc.	0.62%	^	5.54%	0.30%	1.15%
Equity	EQ/International Equity Index — EIMG; AllianceBernstein L.P.	0.72%	^	31.46%	9.91%	8.07%
Equity	EQ/Invesco Comstock — EIMG; Invesco Advisers, Inc.	1.00%	^	16.93%	14.99%	11.71%
Equity	EQ/Invesco Global — EIMG; Invesco Advisers, Inc.	1.10%	^	15.40%	6.95%	10.59%
Specialty	EQ/Invesco Global Real Assets — EIMG; Invesco Advisers, Inc.	1.16%		15.93%	7.11%	—
Equity	EQ/Janus Enterprise — EIMG; Janus Henderson Investors US LLC	1.04%		8.05%	7.06%	10.61%
Asset Allocation	EQ/JPMorgan Growth AllocationΔ — EIMG; J.P. Morgan Investment Management Inc.	1.15%	^	10.81%	6.54%	—
Equity	EQ/JPMorgan Growth Stock — EIMG; J.P. Morgan Investment Management Inc.	0.96%	^	14.76%	9.43%	14.08%
Asset Allocation	EQ/JPMorgan Hedged Equity and Premium Income∞Δ — EIMG	1.15%	^	12.41%	4.65%	—
Equity	EQ/JPMorgan Value Opportunities — EIMG; J.P. Morgan Investment Management Inc.	0.95%		15.40%	12.77%	12.08%
Equity	EQ/Large Cap Growth Index — EIMG; AllianceBernstein L.P.	0.71%		17.74%	14.51%	17.26%
Equity	EQ/Large Cap Value Index — EIMG; AllianceBernstein L.P.	0.74%		15.04%	10.52%	9.77%
Equity	EQ/Lazard Emerging Markets Equity — EIMG; Lazard Asset Management LLC	1.35%	^	42.06%	10.84%	—
Fixed Income	EQ/Long-Term Bond — EIMG; AllianceBernstein L.P.	0.64%	^	5.85%	—	—
Equity	EQ/Loomis Sayles Growth — EIMG; Loomis, Sayles & Company, L.P.	1.03%	^	13.08%	12.72%	15.87%
Equity	EQ/MFS International Growth — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%	^	20.90%	6.90%	9.61%
Equity	EQ/MFS International Intrinsic Value — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15%	^	32.95%	6.99%	—
Specialty	EQ/MFS Technology — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%		16.24%	12.06%	—
Specialty	EQ/MFS Utilities Series — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.05%	^	14.65%	7.33%	—
Equity	EQ/Mid Cap Index — EIMG; AllianceBernstein L.P.	0.64%	^	6.80%	8.42%	9.99%
Asset Allocation	EQ/Moderate Allocation† — EIMG	1.08%		10.25%	4.14%	5.78%
Asset Allocation	EQ/Moderate-Plus Allocation† — EIMG	1.11%		11.50%	5.88%	7.67%
Cash/Cash Equivalent	EQ/Money Market* — EIMG; Dreyfus, a division of Mellon Investments Corporation	0.67%		3.66%	2.79%	1.73%
Fixed Income	EQ/PIMCO Global Real Return — EIMG; Pacific Investment Management Company LLC	2.74%	^	5.52%	-0.90%	2.48%
Fixed Income	EQ/PIMCO Total Return ESG — EIMG; Pacific Investment Management Company LLC	0.75%	^	8.70%	-0.14%	—
Fixed Income	EQ/PIMCO Ultra Short Bond — EIMG; Pacific Investment Management Company LLC	0.80%	^	4.47%	2.93%	2.32%
Equity	EQ/Small Company Index — EIMG; AllianceBernstein L.P.	0.63%		12.57%	6.16%	9.44%
Specialty	EQ/T. Rowe Price Health Sciences — EIMG; T. Rowe Price Associates, Inc.	1.20%	^	19.21%	3.62%	—
Equity	EQ/Value Equity — EIMG; Aristotle Capital Management, LLC	0.91%		11.01%	8.65%	8.47%
Specialty	EQ/Wellington Energy — EIMG; Wellington Management Company LLP	1.19%	^	12.17%	17.90%	—
Asset Allocation	Equitable Conservative Growth MF/ETF Portfolio — EIMG	1.10%	^	12.03%	4.95%	6.85%
Asset Allocation	Equitable Growth MF/ETF — EIMG	1.15%	^	14.37%	—	—
Asset Allocation	Equitable Moderate Growth MF/ETF — EIMG	1.10%	^	13.43%	—	—
Specialty	Multimanager Technology — EIMG; AllianceBernstein L.P., FIAM LLC, Wellington Management Company LLP	1.23%	^	25.87%	12.46%	19.41%

^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques (including Fund of Fund Portfolios that invest in other Portfolios that utilize volatility management techniques) that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “Δ”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trusts” for more information regarding volatility management.

†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

∞

“J.P. Morgan” and “JPMorgan” are registered trademarks of J.P. Morgan Chase Bank, NA (“JPMC”) and have been licensed for use by Equitable Investment Management Group, LLC. EQ/JPMorgan Hedged Equity and Premium Income Portfolio is not sponsored, endorsed, or promoted by JPMC and JPMC makes no representation regarding the advisability of investing in EQ/JPMorgan Hedged Equity and Premium Income Portfolio.

(1)

Effective on or about June 29, 2026, and subject to shareholder approval, SSGA Funds Management, Inc. will be replaced as a sub-adviser to the Portfolio (or an allocated portion thereof) with AllianceBernstein L.P.

(2)	This investment option is only available if you purchased your contract before approximately November 13, 2023.

Unaffiliated Portfolio Companies:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	AB VPS Discovery Value Portfolio — AllianceBernstein L.P.	1.07%		2.64%	8.48%	8.27%
Asset Allocation	American Funds Insurance Series® Asset Allocation Fund — Capital Research and Management Company	0.79%		15.59%	8.70%	9.50%
Equity	American Funds Insurance Series® Global Growth Fund — Capital Research and Management Company	0.90%	^	21.34%	7.97%	11.89%
Equity	American Funds Insurance Series® Global Small Capitalization Fund — Capital Research and Management Company	1.15%	^	14.33%	0.23%	6.96%
Equity	American Funds Insurance Series® New World Fund® — Capital Research and Management Company	1.07%	^	27.93%	5.06%	8.98%
Asset Allocation	BlackRock Global Allocation V.I. Fund — BlackRock Advisors, LLC; BlackRock International Limited, BlackRock (Singapore) Limited	1.01%	^	19.51%	5.51%	7.33%
Specialty	Eaton Vance VT Floating-Rate Income Fund — Eaton Vance Management	1.19%		3.94%	4.64%	4.43%
Equity	Fidelity® VIP Mid Cap Portfolio — Fidelity Management and Research Company (FMR)	0.80%		11.49%	9.83%	10.31%
Fixed Income	Fidelity® VIP Strategic Income Portfolio — Fidelity Management and Research Company (FMR)	0.88%		8.58%	2.79%	4.40%
Asset Allocation	Franklin Allocation VIP Fund(1) — Franklin Advisers, Inc.	0.82%	^	12.60%	5.73%	7.32%
Asset Allocation	Franklin Income VIP Fund — Franklin Advisers, Inc.	0.72%		12.56%	7.66%	7.30%
Asset Allocation	Invesco V.I. Balanced-Risk Allocation Fund — Invesco Advisers, Inc.	1.13%	^	8.69%	2.27%	4.91%
Specialty	Invesco V.I. Health Care Fund — Invesco Advisers, Inc.	1.24%		15.08%	3.54%	6.31%
Asset Allocation	Janus Henderson Balanced Portfolio — Janus Henderson Investors US LLC	0.87%		14.82%	8.21%	9.86%
Fixed Income	Janus Henderson Flexible Bond Portfolio — Janus Henderson Investors US LLC	0.82%	^	7.22%	-0.47%	2.07%
Fixed Income	Lord Abbett Bond Debenture Portfolio (VC) — Lord, Abbett & Co. LLC	0.98%		8.33%	2.10%	4.72%
Specialty	PIMCO CommodityRealReturn® Strategy Portfolio — Pacific Investment Management Company LLC	3.29%	^	18.85%	10.44%	6.42%
Specialty	PIMCO Emerging Markets Bond Portfolio — Pacific Investment Management Company LLC	1.27%		14.86%	2.34%	4.96%
Fixed Income	PIMCO Global Bond Opportunities Portfolio (Unhedged) — Pacific Investment Management Company LLC	1.15%		12.87%	0.14%	2.46%
Asset Allocation	PIMCO Global Managed Asset Allocation Portfolio — Pacific Investment Management Company LLC	1.31%	^	21.77%	6.94%	7.88%
Fixed Income	PIMCO Income Portfolio — Pacific Investment Management Company LLC	1.02%		10.08%	3.31%	—
Equity	Putnam VT U.S. Research Fund — Putnam Investment Management, LLC; Franklin Advisers, Inc., Franklin Templeton Investment Management Limited, The Putnam Advisory Company, LLC	0.93%		17.88%	14.52%	15.07%

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2025)
				1 year	5 year	10 year
Equity	T. Rowe Price Equity Income Portfolio - II — T. Rowe Price Associates, Inc.	0.99%		14.07%	10.89%	10.24%
Fixed Income	Templeton Global Bond VIP Fund — Franklin Advisers, Inc.	0.75%	^	15.73%	-0.96%	-0.15%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
(1)	This investment option is only available if you purchased your contract before approximately November 13, 2023.

Index-Linked Options

The following is a list of Segments of the SIO currently available under the contract. We may change the features of the Segments listed below (including the Index and the current limits on Index gains and losses), offer new Segments, and terminate existing Segments. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on index gains is available at www.equitable.com/ie21-rates-prospectus. See “Structured Investment Option” in “Purchasing the contract” in the Prospectus for additional information about the Indices, the Segment Rate of Return calculation methods, and the operation of the Segment Buffer and Performance Cap Rate.

Note: If amounts are removed from a Segment before the Segment Maturity Date, we will apply a Segment Interim Value adjustment. This may result in a significant reduction in your account value that could exceed any protection from Index loss that would be in place if you held the option until the Segment Maturity Date. See “Adjustments with respect to early distributions from Segments” in “Charges, expenses, and adjustments” in the Prospectus for more information about Segment Interim Value.

Index	Type of Index	Segment Duration	Segment Rate of Return Calculation Method	Current Limit on Index Loss if held until Segment Maturity Date (Segment Buffer)	Minimum Limit on Index Gain for the life of the Segment (Performance Cap Rate)
S&P 500 Price Return Index*	Market Index	5 year 1 year	Standard	-10%; -15%; -20% -10%; -15%; -20%; -40%	10% 2%
Russell 2000® Price Return Index*	Market Index	5 year 1 year	Standard	-10%; -15%; -20% -10%; -15%; -20%; -40%	10% 2%
MSCI EAFE Price Return Index*	Market Index	5 year 1 year	Standard	-10%; -15%; -20% -10%; -15%; -20%; -40%	10% 2%
NASDAQ-100 Price Return Index*	Market Index	5 year 1 year	Standard	-10%; -15%; -20% -10%; -15%; -20%; -40%	10% 2%
MSCI Emerging Markets Price Return Index*	Market Index	1 year	Standard	-10%; -15%; -20%; -40%	2%
S&P 500 Price Return Index*	Market Index	5 year 1 year	Step Up	-10% -10%; -15%	10% 2%
Russell 2000® Price Return Index*	Market Index	5 year 1 year	Step Up	-10% -10%; -15%	10% 2%
MSCI EAFE Price Return Index*	Market Index	5 year 1 year	Step Up	-10% -10%; -15%	10% 2%
NASDAQ-100 Price Return Index*	Market Index	5 year 1 year	Step Up	-10% -10%; -15%	10% 2%
S&P 500 Price Return Index*	Market Index	5 year 1 year	Dual Direction	-10%; -15%; -20% -10%; -15%; -20%	10% 2%
Russell 2000® Price Return Index*	Market Index	5 year 1 year	Dual Direction	-10%; -15%; -20% -10%; -15%; -20%	10% 2%
MSCI EAFE Price Return Index*	Market Index	5 year 1 year	Dual Direction	-10%; -15%; -20% -10%; -15%; -20%	10% 2%
NASDAQ-100 Price Return Index*	Market Index	5 year 1 year	Dual Direction	-10%; -15%; -20% -10%; -15%; -20%	10% 2%
S&P 500 Price Return Index*	Market Index	1 year	Dual Step Up	-10%; -15%; -20%	2%
Russell 2000® Price Return Index*	Market Index	1 year	Dual Step Up	-10%; -15%; -20%	2%
MSCI EAFE Price Return Index*	Market Index	1 year	Dual Step Up	-10%; -15%; -20%	2%
NASDAQ-100 Price Return Index*	Market Index	1 year	Dual Step Up	-10%; -15%; -20%	2%
S&P 500 Price Return Index*	Market Index	5 year 1 year	Growth Multiplier	0% 0%	Not applicable[1]
*

The Index is a “price return” index, not a “total return” index, and therefore the performance of the Index does not reflect dividends declared by any of the companies included in the Index, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.

[1]	Minimum multiplier rate is 105%

We may change the Indices and/or Segment Options in the future, but we will always offer a Segment Option with a Segment Buffer that protects the first 10% of loss. Our minimum Performance Cap Rate for 5 year Segment Types is 10% (2% for 1 year Segments). We will not open a Segment with a Performance Cap Rate (if applicable) below the applicable minimum rate.

Investment Edge® 21.0

Issued by

Equitable Financial Life Insurance Company of America	Equitable Financial Life Insurance Company

We have filed with the Securities and Exchange Commission a Prospectus and a Statement of Additional Information (“SAI”) that include additional information about Investment Edge® 21.0, Equitable Financial Life Insurance Company of America and Equitable America Variable Account No. 70A, and Equitable Financial Life Insurance Company and Separate Account No. 70. The Prospectus and SAI each dated May 1, 2026 are incorporated by reference into this summary prospectus. The Prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call 1-800-789-7771. The Prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH161810.

Class/Contract Identifier: C0000237241; C000223169; C000257536; C000257537

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